EXHIBIT 10.60

FIRST AMENDMENT TO LICENSE AGREEMENT

THIS FIRST AMENDMENT TO LICENSE AGREEMENT (the “Amendment”), made this 12th day of July, 2017, by and among BioE LLC, a Minnesota limited liability company with offices located at 8000 Norman Center Drive, #620, Bloomington, MN 55437 (“Licensor”), CytoMedical Design Group LLC, a Minnesota limited liability, and Cryo-Cell International, Inc., a Delaware corporation, with offices located at Cryo-Cell International, Inc., 700 Brooker Creek Blvd., Suite 1800, Oldsmar, FL 34677 (“Licensee”).

RECITALS

WHEREAS the Parties entered into a Cord Blood Technology Exclusive License Agreement with an Effective Date of 30 June, 2015, (the “Agreement”);

WHEREAS Licensee and Licensor wish to amend the Agreement as set forth below; THEREFORE, the parties hereto agree as follows:

1.    Capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Agreement.

2.    The recitals set forth above are incorporated herein by reference.

3.    Section 5 of the Agreement is deleted in its entirety and replaced with the following:

“5.    Licensee shall pay Licensor the amount of one hundred thousand dollars ($100,000.00) on or before July 14, 2017 as royalties for the licenses granted herein. Thereafter, the license contemplated by this Agreement will be fully paid-up and no further royalty payments or license fees shall be due or owed now or in the future to Licensor from Licensee.”

4.    Section 6 is deleted in its entirety.

5.    Section 7.1 is deleted.

6.    Except as hereby amended or as otherwise expressly set forth herein, the Agreement and all of the terms and provisions thereof shall remain in full force and effect. Wherever a conflict exists between this Amendment and the Agreement, the provisions of this Amendment shall control.

7.    This Amendment shall be binding upon and inure to the benefit of the Parties and their respective successors, assigns and representatives.

8.    This Amendment may be executed and delivered in counterparts, including by facsimile or electronic signature included in an Adobe PDF file, each of which shall be deemed an original and which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to he executed as of the day and year first above stated.

BIOE LLC

By:	/s/ Dennis M. Lindahl
Name:	Dennis M. Lindahl
Title:	Chairman
Date:	7/12/17

CRYO-CELL INTERNATIONAL, INC.

By:	/s/ Mark Portnoy
Name:	Mark Portnoy
Title:	Co-CEO
Date:	7/12/17

CYTOMEDICAL DESIGN GROUP LLC

By:	/s/ Michael P. Haider
Name:	Michael P. Haider
Title:	CEO
Date:	7/12/17